Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

Exhibit 10.1

Execution Version

AMENDMENT NO. 2
TO
SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 8, 2021, is entered into by and among TESLA 2014 WAREHOUSE SPV LLC, a Delaware limited liability company (the “Borrower”), TESLA FINANCE LLC, a Delaware limited liability company (“TFL”), the Lenders party hereto, the Group Agents party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as paying agent and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Second Amended and Restated Loan and Security Agreement, dated as of August 28, 2020, as amended by that certain Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated March 15, 2021 (as amended, the “Loan Agreement”) among the Borrower, TFL, the Lenders party thereto, the Group Agents party thereto, the Administrative Agent and the Paying Agent. Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement as amended hereby.

WHEREAS, the Borrower, the Lenders, the Group Agents and the Administrative Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Group Agents and the Administrative Agent agree as follows:

1.
Amendments to Loan Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:
(a)
Section 1.01 of the Loan Agreement is hereby amended by amending deleting the definition “[***] Subservicing Agreement” in its entirety.
(b)
Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Transaction Documents” to read as follows:

“‘Transaction Documents’ shall mean the Trust Agreement, the Warehouse SUBI Supplement, the Warehouse SUBI Servicing Agreement, the Subservicing Agreement, the eVault Letter Agreement, the Warehouse SUBI Sale Agreement, this Agreement, the Collateral Agency and Security Agreement, the Fee Letter, each Loan

Request, each Settlement Statement, each Notice of Warehouse SUBI Lease Allocation, each Interest Rate Hedge and each other agreement, report, certificate or other document delivered by any Tesla Party, Tesla, Inc. or TFL pursuant to or in connection with this Agreement.”

(c)
Section 1.01 of the Loan Agreement is hereby amended by adding, in alphabetical order, the new definition “Subservicing Agreement” as follows:

“‘Subservicing Agreement’ means (i) until such time the agreement terminates by its terms, the Servicing Agreement dated as of December 18, 2013 between [***] as subservicer and the Servicer, as amended, modified or supplemented from time to time and (ii) until such time the agreement terminates by its terms, the Standby Servicing Agreement, dated March 29, 2021, between [***], as standby subservicer, and the Servicer, as amended, modified or supplemented from time to time.”

(d)
Section 7.02(c) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(c) Once during each calendar year, in the case of the Administrative Agent and one or more times during each calendar year, in the case of each Group Agent, at such times during normal business hours as are reasonably convenient to the Borrower, and upon reasonable request of the Administrative Agent or such Group Agent, and prior written notice to the Borrower, the Administrative Agent or such Group Agent (or a Person engaged by the Administrative Agent or such Group Agent) may conduct audits and/or visit and inspect any of the properties of the Borrower (including the Servicer and any subservicer) where Lease Documents are located, to examine the Lease Documents, to confirm and verify the existence, amount and status of the Warehouse SUBI Leases, to examine internal controls and procedures maintained by the Borrower, and take copies and extracts therefrom, and to discuss the Borrower’s affairs with its officers and employees, servicers, subservicers and upon prior written notice to the Borrower , independent accountants. In addition to the audits and/or visits and inspections permitted under the preceding sentence, prior to the date that is 60 days following the Closing Date, the Group Agents (or Persons engaged by the Group Agents) may conduct an audit and/or visit and inspect any of the properties of the Borrower (including the Servicer and any subservicer) where Lease Documents are located, during normal business hours as are reasonably convenient to the Borrower, at the expense of the Borrower , to examine the Lease Documents, to confirm and verify the existence, amount and status of the Warehouse SUBI Leases, to examine internal controls and procedures maintained by the Borrower, and take copies and extracts therefrom, and to discuss the Borrower’s affairs with its officers and employees, servicers, subservicers and upon prior written notice to the Borrower, independent accountants. The Borrower hereby authorizes such officers, employees, servicers, subservicers and independent accountants to discuss with the Administrative Agent, the Group Agents and the Back-Up Servicer, the affairs of the Borrower. The Borrower shall reimburse the Administrative Agent, the Group Agents and the Back-Up Servicer for all reasonable out-of-pocket fees, costs and expenses incurred by or on behalf of the Administrative Agent, the Group Agents or the Back-Up Servicer in connection with the foregoing actions promptly upon receipt of a written invoice therefor in connection with the initial post-closing audit, visit and inspection, the initial audit, visit and inspection by the Administrative Agent (or a Person engaged by the Administrative Agent) in any calendar year, and all audits, visits and inspections made after the occurrence and during the continuation of a Default or an Event of Default. Any audit provided for herein shall be conducted in accordance with Borrower’s reasonable rules respecting safety and security on its premises and without materially disrupting operations. Nothing in this Section 7.02(c) shall affect the obligation of the Borrower to observe any applicable law prohibiting the disclosure of information regarding the Lessees, and the failure of the Borrower to provide access to information as a result of such obligation shall not constitute a breach of this Section 7.02(c).”

(e)
Section 8.02(a) of the Loan Agreement is hereby amended by deleting clause (i) in the third sentence of Section 8.02(a) in its entirety and replacing it with the following:

“(i) following the occurrence of an Event of Default, the Administrative Agent shall, at the request, or may with the consent, of the Group Agents, terminate TFL or any Affiliate thereof as Servicer pursuant to Section 4.1 of the Warehouse SUBI Servicing Agreement (but may, at the Administrative Agent’s option, retain the services of the then-current subservicer, if any)”.

2.
Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction or waiver of the following conditions precedent:
(f)
the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment and each other document and certificate to be executed or delivered in connection with this Amendment;
(g)
no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.; and
(h)
the Administrative Agent and each Group Agent shall have received such other documents, instruments and agreements as the Administrative Agent or such Group Agent may have reasonably requested.
3.
Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Administrative Agent, each Group Agent and each Lender as of the date hereof that:
(i)
This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(j)
Upon the effectiveness of this Amendment, the Borrower hereby affirms that all representations and warranties made by it in Article IV of the Loan Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.
(k)
As of the date hereof, no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.
4.
Reference to and Effect on the Loan Agreement.
(l)
Upon the effectiveness of Section 1 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.
(m)
The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Loan Agreement and such documents, instruments and agreements are hereby ratified and confirmed.
(n)
Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.
Costs and Expenses. The Borrower agrees to pay all reasonable and actual costs, fees, and out‑of‑pocket expenses (including the reasonable attorneys’ fees, costs and expenses of Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent, the Group Agents and the Lenders) incurred by the Administrative Agent, each Group Agent and each Lender in connection with the preparation, review, execution and enforcement of this Amendment.
6.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
7.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.
Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.
Electronic Signatures. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for purposes of validity, enforceability and admissibility.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

TESLA 2014 WAREHOUSE SPV LLC,

as Borrower

By: _/s/ Jeffrey Munson______________

Name: Jeffrey Munson

Title: President

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Administrative Agent, as a Group Agent and as

a Committed Lender

By: _/s/ Jay Steiner____________________

Name: Jay Steiner

Title: Managing Director

By: _/s/ Kevin Fagan___________________

Name: Kevin Fagan

Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

CITIBANK, N.A.,

as a Group Agent and as a Committed Lender

By: _/s/ Peter Hext_____________________

Name: Peter Hext

Title: Vice President

CAFCO, LLC,

as Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: _/s/ Peter Hext_____________________

Name: Peter Hext

Title: Vice President

CHARTA, LLC,

as Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: _/s/ Peter Hext_____________________

Name: Peter Hext

Title: Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

CIESCO, LLC,

as Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: _/s/ Peter Hext_____________________

Name: Peter Hext

Title: Vice President

CRC FUNDING, LLC,

as Conduit Lender

By: Citibank, N.A., as Attorney-in-Fact

By: _/s/ Peter Hext_____________________

Name: Peter Hext

Title: Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

CREDIT SUISSE AG, NEW YORK BRANCH,

as a Group Agent

By: __/s/ Kevin Quinn_________________

Name: Kevin Quinn

Title: Vice President

By: _/s/ Enrique Flores Ruiz____________

Name: Enrique Flores Ruiz

Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Committed Lender

By: __/s/ Kevin Quinn_________________

Name: Kevin Quinn

Title: Authorized Signatory

By: _/s/ Enrique Flores Ruiz____________

Name: Enrique Flores Ruiz

Title: Authorized Signatory

GIFS CAPITAL COMPANY LLC,

as a Conduit Lender

By: _/s/ Casey D. Fear_________________

Name: Casey D. Fear

Title: Manager

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

BARCLAYS BANK PLC,

as a Group Agent

By: __/s/ John McCarthy_______________

Name: John McCarthy

Title: Director

SALISBURY RECEIVABLES COMPANY LLC,

as a Conduit Lender

By: Barclays Bank PLC, as attorney-in-fact

By: __/s/ John McCarthy_______________

Name: John McCarthy

Title: Director

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Group Agent and as a Committed Lender

By: __/s/ Charlie Hinkle_______________

Name: Charlie Hinkle

Title: Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Loan and Security Agreement